Exhibit 10.1
EXECUTION VERSION
EIGHTH AMENDMENT TO CREDIT AGREEMENT
     This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 1, 2009, among GASCO ENERGY, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of March 29, 2006 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Lenders and the Administrative Agent hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1 effective as of the date Borrower satisfies the conditions set forth in Section 3 of this Amendment.
     1.1 Amended Definitions. The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
     "Redetermination Date” means each date on which the Borrowing Base is redetermined pursuant to the terms hereof, which shall be (a) with respect to any Scheduled Redetermination, (i) for the year ending December 31, 2009, on or about May 1 of such year, (ii) for the year ending December 31, 2010, on or about January 30, May 1 and November 1 of such year, and (iii) for any year thereafter, on or about May 1 and November 1 of such year, (b) with respect to any Special Redetermination requested by the Borrower pursuant to Section 3.03, the first day of the first month which is not less than twenty (20) Business Days following the date of a request for a Special Redetermination, and (c) with respect to any Special Redetermination requested by the Required Lenders, the date notice of such Redetermination is delivered to the Borrower pursuant to Section 3.04.
Eighth Amendment To Credit Agreement

     1.2 Mandatory Prepayment of Loans. Clause (a) of Section 2.10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
     (a) Except as otherwise provided in Section 2.10(b), in the event a Borrowing Base Deficiency exists, the Borrower shall, within thirty (30) days (or in the case of a Borrowing Base Deficiency arising from or related to the Scheduled Redetermination of the Borrowing Base on or about January 30, 2010, within fifteen (15) days) after written notice from the Administrative Agent to the Borrower of such Borrowing Base Deficiency, notify the Administrative Agent which of the following actions it will take to eliminate such Borrowing Base Deficiency and within sixty (60) days (or in the case of a Borrowing Base Deficiency arising from or related to the Scheduled Redetermination of the Borrowing Base on or about January 30, 2010, within thirty (30) days) after such notice from the Administrative Agent (a) by instruments satisfactory in form and substance to the Required Lenders, provide the Lenders with additional security consisting of Oil and Gas Interests with value and quality satisfactory to the Lenders in their sole discretion to eliminate such Borrowing Base Deficiency, (b) prepay, without premium or penalty, the principal amount of the Loans in an amount sufficient to eliminate such Borrowing Base Deficiency or (c) by a combination of such additional security and such prepayment eliminate such Borrowing Base Deficiency.
SECTION 2. Consent. Pursuant to Section 6.15 of the Credit Agreement, the Administrative Agent and each Lender hereby consent to the termination of the engagement by the Borrower of CoveView Advisors as of November 29, 2009. The consent provided in this Section 2 shall be deemed to be effective as of November 29, 2009 upon the satisfaction of the conditions set forth in Section 3 of this Amendment.
SECTION 3. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the consent contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.
     3.1 Execution and Delivery. Each Credit Party, the Lenders and the Administrative Agent shall have executed and delivered this Amendment and any other required document, all in form and substance satisfactory to Administrative Agent.
     3.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.
     3.3 Fees. The Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders, a fully earned and non-refundable amendment fee in an amount equal to $35,000.
     3.4 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof,
Eighth Amendment To Credit Agreement

and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 4. Representations and Warranties of the Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
     4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case, such representations and warranties are true and correct as of such earlier date).
     4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.
     4.3 Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
     4.4 No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.
SECTION 5. Miscellaneous.
     5.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in
Eighth Amendment To Credit Agreement

connection with the preparation, negotiation and execution of this Amendment and all related documents.
     5.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
     5.7 Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Texas.
[Signature Pages Follow]
Eighth Amendment To Credit Agreement

     IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWER: GASCO ENERGY, INC.
By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS: GASCO PRODUCTION COMPANY
By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	Executive Vice President and Chief Financial Officer

RIVERBEND GAS GATHERING, LLC By: Gasco Energy, Inc. Its Managing Member

By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	Executive Vice President and Chief Financial Officer

MYTON OILFIELD RENTALS, LLC By: Gasco Energy, Inc. Its Managing Member

By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	Executive Vice President and Chief Financial Officer

Eighth Amendment To Credit Agreement – Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent,

By:	/s/ John Runger
	Name:	John Runger
	Title:	Managing Director
Eighth Amendment To Credit Agreement — Signature Page

GUARANTY BANK AND TRUST COMPANY as a Lender
By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President
Eighth Amendment To Credit Agreement — Signature Page